 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Derek Medlin, age 41, the Chief Operating Officer of Katapult Holdings, Inc.’s (the “Company”) has been promoted to President and Chief Growth Officer, effective as of August 16, 2024. In his capacity as President and Chief Growth Officer, Mr. Medlin will oversee the Company’s business development, marketing and operations teams at Katapult. As part of the change, the technology team and the legal and compliance team will report to the Company’s Chief Executive Officer. In connection with the promotion, Mr. Medlin’s base compensation was increased from $472,500 to $520,000. Additionally, his short-term incentive bonus target for 2024 was increased from 75% to 100%. There were no other changes to Mr. Medlin’s compensation or benefits.

Mr. Medlin has been the Chief Operating Officer of the Company since June 2021 and previously was Chief Operating Officer of the Company’s predecessor, Legacy Katapult, since July 2018. Prior to that, Mr. Medlin was the Executive Vice President of Operations for Legacy Katapult from July 2017 to July 2018. Before joining Legacy Katapult, Mr. Medlin was an Executive Director at JPMorgan Chase from 2014 to 2017, Vice President at Elavon (U.S. Bank) from 2009 to 2014, and a Senior Analyst at Pyramid Research from 2006 to 2009. Mr. Medlin received his bachelor’s degree and Master of International Business from Georgia State University.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of Katapult Holdings, Inc. dated August 22, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 22, 2024	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer